UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2010

HIGHLANDS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-54110	27-1954096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
310 Route 94 Vernon, New Jersey	07462
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 764-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On November 2, 2010, Highlands Bancorp, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, reporting 2010 third quarter results of operations.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits.  The followings exhibit is furnished pursuant to Item 2.02

99.1      Press Release dated November 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANCORP, INC.

Date:	November 5, 2010	By:	/s/ George E. Irwin
George E. Irwin
President and Chief Executive Officer